UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1.                                                   REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2008

Western Asset

Inflation Management

Fund Inc.

(IMF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is total return. Current income is a secondary investment objective.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	12

Statement of operations	13

Statements of changes in net assets	14

Statement of cash flows	15

Financial highlights	16

Notes to financial statements	17

Report of independent registered public accounting firm	28

Additional information	29

Annual chief executive officer and chief financial officer certifications	35

Dividend reinvestment plan	36

Important tax information	38

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended October 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S.

Western Asset Inflation Management Fund Inc.	I

Letter from the chairman continued

dollar. At its meetings in June, August and September 2008, the Fed held rates steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. ... Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

During the 12-month reporting period ended October 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to

II	Western Asset Inflation Management Fund Inc.

be risky, even high-quality corporate bonds and high-grade municipal bonds. At one point in September, the yield available from the three-month Treasury bill fell to 0.04%, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the 12 months ended October 31, 2008, two-year Treasury yields fell from 3.94% to 1.56%. Over the same time frame, 10-year Treasury yields moved from 4.48% to 4.01%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 0.30%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the 12 months ended October 31, 2008. While the asset class rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September and October 2008. During those two months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01% and -15.34%, respectively. Over the 12 months ended October 31, 2008, the Index returned -25.69%.

Despite periods of extreme market volatility, emerging market debt prices held up fairly well during the first 10 months of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the 12 months ended October 31, 2008, the EMBI Global returned -19.13%.

Special shareholder notice

Under the terms of a settlement agreement dated as of February 13, 2006, between the Fund and Karpus Management, Inc. (including certain affiliates thereof), the Fund agreed to commence a tender offer to purchase up to 5% of the Fund’s common stock or 371,640 of the Fund’s issued and outstanding shares of common stock at a price equal to 98% of the net asset value (“NAV”)vii of the Fund’s shares on the day on which the tender offer expires. The offer commenced on June 16, 2008 and expired at 5:00 p.m. New York City time, on July 15, 2008.

A total of 4,962,952 shares were properly tendered and not withdrawn by July 15, 2008, the final date for withdrawals. Because the number of shares tendered exceeded 371,640 shares, the tender offer was oversubscribed. Therefore, in accordance with the terms of the tender offer, the Fund

Western Asset Inflation Management Fund Inc.	III

Letter from the chairman continued

purchased shares on a pro-rata basis from all tendering shareholders. Accordingly, on a pro-rata basis, 7.48835% of shares for each stockholder who properly tendered shares were accepted for payment on July 23, 2008. The purchase price of properly tendered shares was $18.32 per share.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

IV	Western Asset Inflation Management Fund Inc.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

Western Asset Inflation Management Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is total return. Current income is a secondary objective. The Fund invests the majority of its assets in inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporate securities that are structured to provide protection against inflation. We also have the flexibility to invest in certain other fixed-income securities that we believe will provide protection against inflation. Inflation-protected securities include U.S. Treasury Inflation-Protected Securities (“TIPS”)i.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)ii monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.94% and 4.48%, respectively. Treasury yields moved lower—and their prices moved higher—toward the end of 2007 and during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified in September and October 2008 given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 1.56% and 4.01%, respectively.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	1

Fund overview continued

The Fed attempted to stimulate economic growth by cutting the federal funds rate iii from 5.25% to 2.00% from September 2007 through April 2008. It then held rates steady until October 2008, citing inflationary pressures triggered by soaring oil prices. However, with the global economy moving toward a recession, oil prices falling sharply, and the financial markets in disarray, the Fed lowered interest rates twice in October 2008. The first cut occurred on October 8th, as the Fed and several other central banks around the world lowered rates in a coordinated effort. At that time, the Fed reduced the federal funds rate from 2.00% to 1.50%. Three weeks later, at its regularly scheduled meeting on October 29th, the Fed lowered rates from 1.50% to 1.00%. The Fed also left the door open to further actions, saying: “The Committee will monitor economic and financial developments carefully and will act as needed to promote sustainable economic growth and price stability.”

Q. How did we respond to these changing market conditions?

A. Market conditions were challenging during the 12-month reporting period, which affected the Fund’s performance. Many asset prices remained well below their fundamental value as a result of market fears. We underestimated the degree to which the entire financial superstructure would decline. Despite the difficult market environment, we believed that our diversification among spread sectors, such as agency pass-through mortgages and corporate bonds, was still valid.

Performance review

For the 12 months ended October 31, 2008, Western Asset Inflation Management Fund Inc. returned -11.87% based on its net asset value (“NAV”)iv and -12.15% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Global Real Index: U.S. TIPSv, returned -4.11% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagevi returned -16.85% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.83 per share. The performance table on the next page shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2008. Past performance is no guarantee of future results.

2	Western Asset Inflation Management Fund Inc. 2008 Annual Report

PERFORMANCE SNAPSHOT as of October 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$15.29 (NAV)	-11.87%
$13.49 (Market Price)	-12.15%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Agency mortgage-backed securities (“MBS”) suffered for a majority of the period until the U.S. Treasury took the government-sponsored enterprises (“GSEs”) into conservatorship in September 2008. A major rally was set off in the beginning weeks of September 2008 as spreads began to compress. In October 2008, agency MBS again suffered as the crisis worsened. Agency MBS were the only liquid spread sector and underperformed as investors sold what they could, not what they wanted. Overall, for the 12 months ended October 31, 2008, our exposure to agency MBS contributed to performance.

Q. What were the leading detractors from performance?

A. A series of bankruptcies, government conservatorships and mergers stemming from the credit crisis affected our investment grade and high-yield positions. In September 2008, the federal government placed Fannie Mae and Freddie Mac, the GSEs, into conservatorship, purchased $1 billion in senior preferred stock in each GSE, and indefinitely suspended the dividend on the existing preferred shares, thereby subordinating the interests of the existing preferred shareholders to the Treasury’s. The Fund’s exposure to Fannie Mae and Freddie Mac preferreds significantly detracted from performance. The Fund’s exposure to financial issues, specifically Icelandic banks Kaupthing Bank HR and Glitnir Banki HR, and exposure to Citigroup Inc. detracted from performance as spreads widened through the financial crisis. The Fund’s allocation to General Motors Acceptance Corp. and Ford Motor Credit Co. also detracted from performance. A small allocation to non-agency MBS detracted slightly from performance as the housing market continued to weaken.

Q. Were there any significant changes to the Fund during the reporting period?

A. Toward the end of the reporting period, we gradually increased the Fund’s weighting to TIPS.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	3

Fund overview continued

Looking for additional information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIMFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Inflation Management Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 18, 2008

4	Western Asset Inflation Management Fund Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2008 and are subject to change and may not be representative of the portfolio manager’s current or future investments. Please refer to pages 7 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of October 31, 2008 were: U.S. Treasury Inflation-Protected Securities (80.3%), Mortgage-Backed Securities (10.6%), Corporate Bonds & Notes (4.1%), Preferred Stocks (1.1%) and Sovereign Bonds (1.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The Barclays Capital (formerly, Lehman Brothers) Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 21 funds in the Fund’s Lipper category.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

6	Western Asset Inflation Management Fund Inc. 2008 Annual Report

Schedule of investments

October 31, 2008

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 80.3%
	U.S. Treasury Bonds, Inflation Indexed:
11,077,619	3.000% due 7/15/12	$10,806,738
13,815,481	2.375% due 1/15/25	11,969,829
15,599,237	2.000% due 1/15/26(k)	12,809,657
8,973,908	1.750% due 1/15/28	7,017,883
4,505,101	3.875% due 4/15/29	4,820,462
	U.S. Treasury Notes, Inflation Indexed:
16,019,049	0.875% due 4/15/10(a)	15,061,670
2,980,584	2.375% due 4/15/11	2,826,667
5,884,910	2.000% due 4/15/12	5,551,589
15,629,222	1.625% due 1/15/15(k)	13,685,353
11,746,347	2.000% due 1/15/16	10,368,912
3,033,139	1.625% due 1/15/18	2,631,011
13,412,652	1.375% due 7/15/18	11,474,108
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $121,076,191)	109,023,879
ASSET-BACKED SECURITIES — 0.7%
FINANCIALS — 0.7%
	Home Equity — 0.7%
658,646	Asset-Backed Funding Certificates, 4.709% due 1/25/34(b)	352,639
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(c)(d)(e)	7
500,000	GSAMP Trust, 4.409% due 11/25/34(b)	400,414
401,246	Renaissance Home Equity Loan Trust, 5.159% due 3/25/34(b)	215,309
8,853	SACO I Trust, 3.459% due 4/25/35(b)(c)	5,518
71,380	Sail Net Interest Margin Notes, 5.500% due 3/27/34(c)(e)	8
	TOTAL ASSET-BACKED SECURITIES (Cost — $1,720,926)	973,895
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
120,000	American Home Mortgage Investment Trust, 4.059% due 11/25/45(b)	18,370
2,309,903	Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 5.000% due 5/15/24(e)(h)	40,568
4,414,779	Federal National Mortgage Association (FNMA), STRIPS, IO, 5.500% due 7/1/18(e)(h)	621,999
282,916	Merit Securities Corp., 4.740% due 9/28/32(b)(c)	198,261
	Structured Asset Securities Corp.:
76,365	4.359% due 2/25/28(b)	72,122
214,199	3.799% due 3/25/28(b)	183,027
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,017,366)	1,134,347

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	7

Schedule of investments continued

October 31, 2008

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 4.1%
ENERGY — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
29,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	$21,750
FINANCIALS — 3.4%
	Capital Markets — 0.0%
1,050,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(c)(j)	15,750
	Commercial Banks — 0.1%
550,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16(c)(j)	8,250
260,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17(c)	154,700
	Total Commercial Banks	162,950
	Consumer Finance — 2.4%
1,500,000	Ford Motor Credit Co., Senior Notes, 6.323% due 1/15/10(b)	1,170,516
1,500,000	General Motors Acceptance Corp., Notes, 5.011% due 12/1/14(b)	733,306
	SLM Corp., Medium-Term Notes:
1,000,000	6.880% due 2/1/10(b)	745,730
540,000	5.375% due 1/15/13	344,766
270,000	5.375% due 5/15/14	165,775
	Total Consumer Finance	3,160,093
	Diversified Financial Services — 0.9%
620,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18(f)	464,884
685,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(f)	556,580
712,000	Residential Capital LLC, Junior Secured Notes, 9.625% due 5/15/15(c)	181,560
100,000	TNK-BP Finance SA, Senior Notes, 7.875% due 3/13/18(c)	44,500
	Total Diversified Financial Services	1,247,524
	TOTAL FINANCIALS	4,586,317
MATERIALS — 0.2%
	Metals & Mining — 0.2%
360,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	260,455
UTILITIES — 0.5%
	Electric Utilities — 0.2%
250,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(c)	205,000
	Independent Power Producers & Energy Traders — 0.3%
	Energy Future Holdings, Senior Notes:
12,000	10.875% due 11/1/17(c)	9,300
348,000	11.250% due 11/1/17(c)(g)	219,240

See Notes to Financial Statements.

8	Western Asset Inflation Management Fund Inc. 2008 Annual Report

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Independent Power Producers & Energy Traders — 0.3% continued
500,000		TXU Corp., Senior Notes, 6.550% due 11/15/34	$237,946
		Total Independent Power Producers & Energy Traders	466,486
		TOTAL UTILITIES	671,486
		TOTAL CORPORATE BONDS & NOTES (Cost — $9,562,822)	5,540,008
MORTGAGE-BACKED SECURITIES — 10.6%
FHLMC — 1.6%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
104,905		7.000% due 6/1/17(h)	110,655
1,798,040		8.500% due 9/1/24(h)	1,935,965
138,988		6.500% due 8/1/29(h)	142,189
		Total FHLMC	2,188,809
FNMA — 9.0%
		Federal National Mortgage Association (FNMA):
62,917		5.500% due 1/1/14(h)	63,336
329,829		7.000% due 3/15/15-6/1/32(h)	344,845
5,520,843		6.000% due 1/1/37-6/1/37(h)	5,522,036
5,300,000		5.000% due 11/13/38(h)(i)	5,020,923
1,200,000		5.500% due 11/13/38(h)(i)	1,172,437
		Total FNMA	12,123,577
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $14,445,848)	14,312,386
SOVEREIGN BONDS — 1.0%
		Argentina — 0.2%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03(d)(j)	27,677
150,000	EUR	8.500% due 7/1/04(d)(j)	55,831
100,000	EUR	10.250% due 1/26/07(d)(j)	39,129
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05(d)(j)	84,462
		Total Argentina	207,099
		Mexico — 0.2%
386,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	322,310
		Russia — 0.6%
		Russian Federation:
1,667		8.250% due 3/31/10(c)	1,700
175,000		11.000% due 7/24/18(c)	219,187
135,000		12.750% due 6/24/28(c)	156,629
563,500		7.500% due 3/31/30(c)	493,414
		Total Russia	870,930
		TOTAL SOVEREIGN BONDS (Cost — $1,548,258)	1,400,339

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	9

Schedule of investments continued

October 31, 2008

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

SHARES	SECURITY	VALUE
PREFERRED STOCKS — 1.1%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
7,600	Ford Motor Co., 7.400%	$ 37,620
2,100	Ford Motor Co., 8.000%	12,096
300	Ford Motor Co., Series F, 7.550%	1,650
	TOTAL CONSUMER DISCRETIONARY	51,366
FINANCIALS — 1.0%
	Diversified Financial Services — 0.7%
55,000	Citigroup Inc., 8.125%	926,750
1,000	Preferred Plus, Trust, Series FRD-1, 1.740%	5,100
6,800	Saturns, Series F 2003-5, 8.125%	37,400
	Total Diversified Financial Services	969,250
	Thrifts & Mortgage Finance — 0.3%
126,025	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(h)	195,339
112,300	Federal National Mortgage Association (FNMA), 8.250%(h)	235,830
	Total Thrifts & Mortgage Finance	431,169
	TOTAL FINANCIALS	1,400,419
	TOTAL PREFERRED STOCKS
	(Cost — $7,686,874)	1,451,785
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $157,058,285)	133,836,639

FACE AMOUNT
SHORT-TERM INVESTMENT — 1.4%
	Repurchase Agreement — 1.4%
$ 1,840,000	Interest in $287,734,000 joint tri-party repurchase agreement dated 10/31/08 with Morgan Stanley, 0.150% due 11/3/08; Proceeds at maturity — $1,840,023; (Fully collateralized by U.S. government agency obligation, 2.750% due 6/18/10; Market value — $1,878,224) (Cost — $1,840,000)	1,840,000
	TOTAL INVESTMENTS — 100.0% (Cost — $158,898,285#)	$135,676,639

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open written options on futures contracts.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)	Illiquid security.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

See Notes to Financial Statements.

10	Western Asset Inflation Management Fund Inc. 2008 Annual Report

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.
(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(j)	Security is currently in default.
(k)	All or a portion of this security is held at the broker as collateral for reverse repurchase agreements.
#	Aggregate cost for federal income tax purposes is $159,313,996.

SCHEDULE OF WRITTEN OPTIONS

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
14	U.S. Treasury Bonds Futures, Call (Premium received — $15,906)	11/21/08	$116.00	$13,125

Abbreviations used in this schedule:

EUR	—	Euro
GSAMP	—	Goldman Sachs Alternative Mortgage Products
IO	—	Interest Only
PAC	—	Planned Amortization Class
STRIPS	—	Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	11

Statement of assets and liabilities

October 31, 2008

ASSETS:
Investments, at value (Cost — $158,898,285)	$135,676,639
Cash	808
Dividends and interest receivable	819,200
Receivable for open forward currency contracts	534,949
Receivable from broker — variation margin on open futures contracts	158,917
Principal paydown receivable	4,780
Receivable for open swap contracts	2,823
Prepaid expenses	9,617
Total Assets	137,207,733
LIABILITIES:
Payable for open reverse repurchase agreement	21,904,308
Payable for securities purchased	6,412,266
Unrealized depreciation on swaps	381,439
Payable for open forward currency contracts	175,279
Investment management fee payable	70,147
Premiums received for open swaps	56,828
Payable for open swap contracts	24,076
Written options, at value (premium received $15,906)	13,125
Directors’ fees payable	4,962
Interest payable	2,195
Accrued expenses	215,181
Total Liabilities	29,259,806
TOTAL NET ASSETS	$107,947,927
NET ASSETS:
Par value ($0.001 par value; 7,061,160 shares issued and outstanding; 100,000,000 shares authorized)	$ 7,061
Paid-in capital in excess of par value	137,796,554
Undistributed net investment income	3,845,289
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(10,460,343)
Net unrealized depreciation on investments, written options, swap contracts and foreign currencies	(23,240,634)
TOTAL NET ASSETS	$107,947,927
Shares Outstanding	7,061,160
Net Asset Value	$15.29

See Notes to Financial Statements.

12	Western Asset Inflation Management Fund Inc. 2008 Annual Report

Statement of operations

For the Year Ended October 31, 2008

INVESTMENT INCOME:
Interest	$ 11,422,655
Dividends	289,541
Total Investment Income	11,712,196
EXPENSES:
Investment management fee (Note 2)	1,014,381
Interest expense (Note 3)	500,909
Shareholder reports	110,765
Excise tax (Note 1)	67,798
Audit and tax	60,314
Legal fees	56,609
Transfer agent fees	38,865
Directors’ fees	22,964
Registration fees	18,155
Insurance	4,117
Custody fees	2,341
Miscellaneous expenses	14,369
Total Expenses	1,911,587
Less: Fees paid indirectly (Note 1)	(620)
Net Expenses	1,910,967
NET INVESTMENT INCOME	9,801,229
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	2,409,156
Futures contracts	69,014
Written options	460,806
Swap contracts	5,476
Foreign currency transactions	(288,344)
Net Realized Gain	2,656,108
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(26,262,046)
Futures contracts	16,576
Written options	2,781
Swap contracts	(362,547)
Foreign currencies	358,885
Change in Net Unrealized Appreciation/Depreciation	(26,246,351)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(23,590,243)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (13,789,014)

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	13

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2008	2007
OPERATIONS:
Net investment income	$ 9,801,229	$ 5,386,324
Net realized gain (loss)	2,656,108	(3,261,666)
Change in net unrealized appreciation/depreciation	(26,246,351)	5,211,067
Increase (Decrease) in Net Assets From Operations	(13,789,014)	7,335,725
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(6,169,419)	(5,933,670)
Decrease in Net Assets From Distributions to Shareholders	(6,169,419)	(5,933,670)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (762,841 and 845,253 tendered shares, respectively) (Note 5)	(14,096,519)	(14,473,982)
Decrease in Net Assets From Fund Share Transactions	(14,096,519)	(14,473,982)
DECREASE IN NET ASSETS	(34,054,952)	(13,071,927)
NET ASSETS:
Beginning of year	142,002,879	155,074,806
End of year*	$107,947,927	$142,002,879
* Includes undistributed net investment income of:	$3,845,289	$114,659

See Notes to Financial Statements.

14	Western Asset Inflation Management Fund Inc. 2008 Annual Report

Statement of cash flows

For the Year Ended October 31, 2008

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$5,120,508
Operating expenses paid	(1,336,302)
Net purchases of short-term investments	(1,839,794)
Realized loss on foreign currency transactions	(288,344)
Realized gain on options	460,806
Realized gain on futures contracts	69,014
Realized gain on swap contracts	5,476
Net change in unrealized appreciation on futures contracts	16,576
Net change in unrealized depreciation on foreign currencies	358,885
Purchases of long-term investments	(204,550,714)
Proceeds from disposition of long-term investments	201,619,988
Premium for written swaps	56,828
Premium for written options	15,906
Change in payable to broker — variation margin	(35,975)
Change in payable for open forward currency contracts	(359,670)
Interest paid	(474,638)
Net Cash Used By Operating Activities	(1,161,450)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(6,169,419)
Cost of shares tendered	(14,096,519)
Proceeds from reverse repurchase agreements	21,904,308
Net Cash Flows Provided By Financing Activities	1,638,370
NET INCREASE IN CASH	476,920
Cash, Beginning of year	(476,112)
Cash, End of year	$808
RECONCILIATION OF DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS USED BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$(13,789,014)
Accretion of discount on investments	(7,623,515)
Amortization of premium on investments	783,064
Decrease in investments, at value	19,397,029
Decrease in payable for securities purchased	(450,781)
Decrease in interest receivable	248,763
Decrease in premium for written swaps	(12,673)
Increase in premium for written options	15,906
Decrease in receivable for securities sold	565,389
Decrease in payable for open forward currency contracts	(359,670)
Decrease in payable to broker — variation margin	(35,975)
Increase in prepaid expenses	(3,055)
Increase in interest payable	26,271
Increase in accrued expenses	76,811
Total Adjustments	12,627,564
NET CASH FLOWS USED BY OPERATING ACTIVITIES	$(1,161,450)

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	15

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2008[1]	2007[1]	2006[1]	2005[1]	2004[1,2]
NET ASSET VALUE, BEGINNING OF YEAR	$18.15	$17.89	$19.22	$19.74	$19.06 [3]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	1.32	0.66	0.86	1.00	0.29
Net realized and unrealized gain (loss)	(3.39)	0.28	(0.55)	(0.34)	0.65
Total income (loss) from operations	(2.07)	0.94	0.31	0.66	0.94
LESS DISTRIBUTIONS FROM:
Net investment income	(0.83)	(0.72)	(1.26)	(1.18)	(0.26)
Net realized gains	—	—	(0.38)	—	—
Return of capital	—	—	(0.04)	—	—
Total distributions	(0.83)	(0.72)	(1.68)	(1.18)	(0.26)
Increase in Net Asset Value due to shares repurchased in tender offer	0.04	0.04	0.04	—	—
Decrease in Net Asset Value due to shares issued on reinvestment of distributions	—	—	—	—	(0.00)[4]
NET ASSET VALUE, END OF YEAR	$15.29	$18.15	$17.89	$19.22	$19.74
MARKET PRICE, END OF YEAR	$13.49	$16.16	$15.87	$17.02	$18.60
Total return, based on NAV[5,6]	(11.87)%	5.65%	1.98%	3.42%	4.97%
Total return, based on Market Price[6]	(12.15)%	6.51%	2.96%	(2.32)%	(5.70)%
NET ASSETS, END OF YEAR (000s)	$107,948	$142,003	$155,075	$185,105	$190,115
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.40%	1.45%[7]	3.64%	2.42%	0.89%[8]
Gross expenses, excluding interest expense	1.03 [9]	0.95 [7]	1.17	1.04	0.87 [8]
Net expenses	1.40 [9]	1.45 [7,10]	3.64 [10]	2.42	0.89 [8]
Net expenses, excluding interest expense	1.03	0.94 [7,10]	1.17 [10]	1.04	0.87 [8]
Net investment income	7.16	3.69	4.75	5.10	3.44 [8]
PORTFOLIO TURNOVER RATE	70%[11]	39%	33%	42%	23%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period May 25, 2004 (inception date) to October 31, 2004.
[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
[4]	Amount represents less than $0.01 per share.
[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[8]	Annualized.
[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[10]	Reflects fee waivers and/or expense reimbursements.
[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 122% for the year ended October 31, 2008 and 55% for the year ended October 31, 2007.

See Notes to Financial Statements.

16	Western Asset Inflation Management Fund Inc. 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same

Western Asset Inflation Management Fund Inc. 2008 Annual Report	17

Notes to financial statements continued

security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

18	Western Asset Inflation Management Fund Inc. 2008 Annual Report

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been

Western Asset Inflation Management Fund Inc. 2008 Annual Report	19

Notes to financial statements continued

stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the

20	Western Asset Inflation Management Fund Inc. 2008 Annual Report

buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels

Western Asset Inflation Management Fund Inc. 2008 Annual Report	21

Notes to financial statements continued

of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(o) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax

22	Western Asset Inflation Management Fund Inc. 2008 Annual Report

of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The fund paid $5,864 of Federal excise taxes attributable to calendar year 2007 in March 2008.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$67,798	—	$(67,798)
(b)	31,022	$(31,022)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings, used for leverage.

LMPFA has delegated to Western Assets the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	23

Notes to financial statements continued

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$13,441,486	$190,658,447
Sales	5,056,785	196,045,079

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 453,887
Gross unrealized depreciation	(24,091,244)
Net unrealized depreciation	$(23,637,357)

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2008 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING*
$33,603,836	2.060%	$55,788,350

*      Average based on the number of days that the Fund had reversed repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.750% to 4.320% during the year ended October 31, 2008. Interest expense incurred on reverse repurchase agreements totaled $500,909.

At October 31, 2008, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$12,287,448	Reverse Repurchase Agreement with Deutsche Bank, dated 10/29/08 bearing 1.300% to be repurchased at $12,290,554 on 11/5/08, collateralized by: $14,130,000 U.S. Treasury Inflation Indexed Note, 2.000% due 1/15/26;	$12,287,448
	Market value (including accrued interest) $11,686,865
9,616,860

Reverse Repurchase Agreement with Deutsche Bank, dated 10/29/08 bearing 1.300% to be repurchased at $9,619,291  on 11/5/08, collateralized by: $9,900,000 U.S. Treasury  Inflation Indexed Note, 1.625% due 1/15/15;

	Market value (including accrued interest) $8,716,348	9,616,860
	Total reverse repurchase agreements (Proceeds — $21,904,308)	$21,904,308

24	Western Asset Inflation Management Fund Inc. 2008 Annual Report

During the year ended October 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding October 31, 2007
Options written	—	—
Options closed	876	$ 476,712
Options expired	—	—
Written options, outstanding October 31, 2008	(862)	(460,806)
	14	$ 15,906

At October 31, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to buy:
Euro	1,900,000	$2,417,651	11/5/08	$(175,279)
Contracts to sell:
Euro	1,900,000	2,417,651	11/5/08	$ 534,949
Net unrealized gain on open forward foreign currency contracts				$ 359,670

At October 31, 2008, the Fund had the following open swap contract:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND†	UNREALIZED DEPRECIATION
Credit Default Swaps:
Barclays Capital Inc. (CDX NA IG.8)	$6,832,000	6/20/12	(a)	0.350% quarterly	$(381,439)

†          Percentage shown is an annual percentage rate.

a          As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

At October 31, 2008, the Fund held TBA securities with a total cost of $6,412,266.

4. Distributions subsequent to October 31, 2008

On August 14, 2008, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.0700 per share, payable on November 28, 2008 to shareholders of record on November 21, 2008. On November 17, 2008, the Board declared a distribution in the amount of $0.1500 per share, payable on December 26, 2008 to shareholders of record on December 19, 2008. Additionally, the Board declared two distributions in the amount of $0.0700 per share, payable on January 30, 2009 and February 27, 2009 to shareholders of record on January 23, 2009 and February 20, 2009, respectively.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	25

Notes to financial statments continued

5. Tender offer

During the year ended October 31, 2006, the Fund, in accordance with its tender offer for up to 963,251 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $17.42 per share (98% of the net asset value per share of $17.77 on July 28, 2006). These shares represent 10% of the Fund’s then outstanding shares.

During the year ended October 31, 2007, the Fund, in accordance with its tender offers for up to 433,463 and 411,790 of its issued and outstanding shares of common stock, respectively, accepted and made payment of these shares at $17.08 and $17.17 per share, respectively (98% of the net asset values per share of $17.42 on January 17, 2007 and $17.52 on July 23, 2007). These shares represent 5% of the Fund’s then outstanding shares.

During the year ended October 31, 2008, the Fund, in accordance with its tender offers for up to 391,201 and 371,640 of its issued and outstanding shares of common stock, respectively, accepted and made payment of these shares at $18.63 and $18.32 per share (98% of the net asset value per share of $19.01 on January 15, 2008 and $18.69 on July 15, 2008). These shares represent 5% of the Fund’s then outstanding shares.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$6,169,419	$5,933,670

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,270,371
Capital loss carryforward*	(10,041,851)
Other book/tax temporary differences(a)	(427,863)
Unrealized appreciation/(depreciation)(b)	(23,656,345)
Total accumulated earnings / (losses) — net	$(29,855,688)

*      During the taxable year ended October 31, 2008, the Fund utilized $2,057,068 of its capital loss carryover available from prior years. As of October 31, 2008, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2014	$ (4,141,611)
10/31/2015	(5,900,240)
$ (10,041,851)

These amounts will be available to offset any future taxable capital gains.

(a)       Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

26	Western Asset Inflation Management Fund Inc. 2008 Annual Report

(b)       The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

Western Asset Inflation Management Fund Inc. 2008 Annual Report	27

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Inflation Management Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Inflation Management Fund Inc. as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from May 25, 2004 (commencement of operations) to October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Inflation Management Fund Inc. as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2008

28	Western Asset Inflation Management Fund Inc. 2008 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Inflation Management Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:
CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Co.
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board memberships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; Formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board memberships held by Director	None

Western Asset Inflation Management Fund Inc.	29

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); Formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board memberships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); Formerly, President, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”): India Fund Inc. and Asia Tigers Fund, Inc.

30	Western Asset Inflation Management Fund Inc.

WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board memberships held by Director	Director of Associated Banc-Corp.

RIORDAN ROETT c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board memberships held by Director	None

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	23
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Advisors

Western Asset Inflation Management Fund Inc.	31

Additional information (unaudited) continued

Information about Directors and Officers

INTERESTED DIRECTORS:
R. JAY GERKEN, CFA[2] Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	148
Other board memberships held by Director	None

OFFICERS:
KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; Formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

32	Western Asset Inflation Management Fund Inc.

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Western Asset Inflation Management Fund Inc.	33

Additional information (unaudited) continued

Information about Directors and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2010 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

34	Western Asset Inflation Management Fund Inc.

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Inflation Management Fund Inc.	35

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

36	Western Asset Inflation Management Fund Inc.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Inflation Management Fund Inc.	37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2008:

Record date:	Monthly	Monthly
Payable date:	November 2007 through	January 2008 through
	December 2007	October 2008
Ordinary income:
Qualified dividend income for individuals	—	3.07%
Dividends qualifying for the dividends received deduction for corporations	—	3.07%
Interest from federal obligations *	89.56%	81.60%

*  This Fund has met the quarterly asset requirements for California, Connecticut and New York Resident Shareholders.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

38	Western Asset Inflation Management Fund Inc.

Western Asset Inflation Management Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA	Western Asset Management Company Limited
Chairman
William R. Hutchinson	Custodian
Riordan Roett	State Street Bank and Trust Company
Jeswald W. Salacuse	225 Franklin Street
Boston, Massachusetts 02110
Officers
R. Jay Gerken, CFA	Transfer agent
President and Chief Executive Officer	American Stock Transfer & Trust Company
59 Maiden Lane
Kaprel Ozsolak	New York, New York 10038
Chief Financial Officer and Treasurer
Independent registered public accounting firm
Ted P. Becker	KPMG LLP
Chief Compliance Officer	345 Park Avenue
New York, New York 10154
Robert I. Frenkel
Secretary and Chief Legal Officer	Legal counsel
Simpson Thacher & Bartlett LLP
Thomas C. Mandia	425 Lexington Avenue
Assistant Secretary	New York, New York 10017

Albert Laskaj	New York Stock Exchange Symbol
Controller	IMF

Steven Frank
Controller

Western Asset Inflation Management Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Inflation Management Fund Inc.

WESTERN ASSET INFLATION MANAGEMENT FUND INC. 55 Water Street New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation Management Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WAS0021 12/08 SR08-710

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2007 and October 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,500 in 2007 and $55,500 in 2008.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Inflation Management Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,150 in 2007 and $2,650 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Inflation Management Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Inflation Management Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Inflation Management Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Inflation Management Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Inflation Management Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset Inflation Management Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Inflation Management Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s Audit Committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING PLICIES AND PROCDURES FOR CLOSE-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Peter Stutz Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 1997.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	113 registered investment companies with $103.3 billion in total assets under management	282 Other pooled investment vehicles with $209.3 billion in assets under management	1,001 Other accounts with $225.9 billion in total assets under management*

Stephen A. Walsh‡	113 registered investment companies with $103.3 billion in total assets under management	282 Other pooled investment vehicles with $209.3 billion in assets under management	1,001 Other accounts with $225.9 billion in total assets under management*

Michael C. Buchanan‡	17 registered investment Companies with $7.2 billion in total assets Under management	9 Other pooled investment vehicles with $4.2 billion in assets under management	18 Other accounts with $1.8 billion in total assets under management

Detlev Schlichter‡	2 registered investment Companies with $0.2 billion in total assets Under management	29 Other pooled investment vehicles with $3.4 billion in assets under management	67 Other accounts with $21.3 billion in total assets under management**

Peter H. Stutz ‡	3 registered investment Companies with $1.5 billion in total assets Under management	2 Other pooled investment vehicles with $0.2 billion in assets under management	13 Other accounts with $2.3 billion in total assets under management***

Keith J. Gardner‡	6 registered investment companies with $0.8 billion in total assets under management	8 Other pooled investment vehicles with $0.9 billion in assets under management	0 Other accounts with $0 billion in total assets under management

*	Includes 93 accounts managed, totaling $23.5 billion, for which advisory fee is performance based.
**	Includes 19 accounts managed, totaling $5.3 billion, for which advisory fee is performance based.
***	Includes 2 accounts managed, totaling $176.5 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Michael C. Buchanan	A
Peter Stutz	A
Keith Gardner	A
Detlev Schlichter	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a)    (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	January 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Inflation Management Fund Inc.

Date:	January 6, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Inflation Management Fund Inc.

Date:	January 6, 2009